UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 5, 2019
(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on June 5, 2019, at the annual meeting of stockholders of Earthstone Energy, Inc. (the “Company”), the Company's stockholders approved the Company’s proposal for the election of three individuals to serve as Class I directors of the Company for three-year terms expiring in 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Earthstone Energy, Inc. was held on June 5, 2019 (the “Meeting”) at which the Company’s stockholders voted on the proposals identified below.

At the close of business on April 22, 2019, the record date for the Meeting, 28,896,461 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), and 35,422,178 shares of the Company’s Class B common stock, $0.001 par value per share (the “Class B Common Stock” and collectively with the Class A Common Stock, the “Common Stock”), were issued and outstanding and entitled to vote at the Meeting. Stockholders owning a total of 55,804,539 shares of Class A Common Stock and Class B Common Stock voted at the Meeting, representing approximately 86.8% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Class I Directors

Each of the three nominees for Class I director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	For	Withheld	Broker Non-Votes
Frank A. Lodzinski	50,154,551	5,649,988	—
Ray Singleton	48,331,925	7,472,614	—
Wynne M. Snoots, Jr.	49,875,411	5,929,128	—

The Company’s continuing directors after the Meeting include Jay F. Joliat, Phillip D. Kramer, Douglas E. Swanson, Jr., Brad A. Thielemann, Zachary G. Urban and Robert L. Zorich.

Proposal 2 - Advisory Vote on Executive Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstentions	Broker Non-Votes
46,382,262	9,401,834	20,443	—

Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
The stockholders approved, on an advisory basis, holding an advisory vote on executive compensation every three years, as set forth below:

1 Year	2 Years	3 Years	Abstentions
9,112,477	419,058	46,241,922	25,300

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every three years. In line with this recommendation by the Company’s stockholders, the Board of Directors of the Company, on June 5, 2019, determined that the Company will include an advisory vote on executive compensation in its proxy materials every third year until the next required advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Stockholders in 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: June 7, 2019	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration